                                                                 Exhibit (d)(ii)

                               AMENDED SCHEDULE A
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Fund                                                         Effective Date
----                                                         --------------
Schwab International Index Fund - Investor Shares            July 21, 1993

Schwab International Index Fund - Select Shares              April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                  April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as       September 25, 1995
Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as     September 25, 1995
Schwab Asset Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known    September 25, 1995
as Schwab Asset Director-Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                               February 28, 1996

Schwab S&P 500 Fund - Investor Shares                        February 28, 1996

Schwab S&P 500 Fund - Select Shares                          April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab            May 21, 1996
Analytics Fund)

Schwab International MarketMasters Fund - Investors Shares   September 2, 1996
(formerly known as Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)

Schwab International MarketMasters Fund - Select Shares      April 1, 2004
(formerly known as Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)

Schwab U.S. MarketMasters Fund - Investor Shares (formerly   October 13, 1996
known as Schwab MarketManager Growth Portfolio and Schwab
OneSource Portfolios-Growth Allocation)

Schwab U.S. MarketMasters Fund - Select Shares (formerly     June 1, 2004
known as Schwab MarketManager Growth Portfolio and Schwab
OneSource Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund - Investor Shares         October 13, 1996
(formerly known as Schwab MarketManager Balanced Portfolio
and Schwab OneSource Portfolios-Balanced Allocation)

Schwab Balanced MarketMasters Fund - Select Shares           June 1, 2004
(formerly known as Schwab MarketManager Balanced Portfolio
and

Schwab OneSource Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund - Investor Shares        August 3, 1997
(formerly known as Schwab MarketManager Small Cap
Portfolio and Schwab OneSource Portfolios-Small Company)

Schwab Small-Cap MarketMasters Fund - Select Shares          June 1, 2004
(formerly known as Schwab MarketManager Small Cap
Portfolio and Schwab OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known     April 16, 1998
as Schwab Asset Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                            October 28, 1998

Institutional Select Large Cap-Value Index Fund              October 28, 1998

Institutional Select Small-Cap Value Index Fund              October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares       April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares         April 15, 1999

Communications Focus Fund                                    May 15, 2000

Financial Services Focus Fund                                May 15, 2000

Health Care Focus Fund                                       May 15, 2000

Technology Focus Fund                                        May 15, 2000

Schwab Hedged Equity Fund                                    August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares               June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                 June 27, 2003

Schwab Dividend Equity Fund - Investor Shares                September 2, 2003

Schwab Dividend Equity Fund - Select Shares                  September 2, 2003

                                   SCHWAB CAPITAL TRUST

                                   By: /s/ Stephen B. Ward
                                       -----------------------------------------
                                           Stephen B. Ward,
                                           Senior Vice President
                                           and Chief Investment Officer

                                   CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                                   By: /s/ Randall W. Merk
                                       -----------------------------------------
                                           Randall W. Merk,
                                           President and Chief Executive Officer

Dated as of June 1, 2004

                                   SCHEDULE B
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                              ADVISORY FEE SCHEDULE
 THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE
                TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                    Fee
----                                    ---
Schwab International Index Fund         Seventy-one-hundredths of one
                                        percent (0.70%) of the Fund's
                                        average daily net assets not in
                                        excess of $300,000,000 and sixty
                                        one-hundredths of one percent
                                        (0.60%) of such assets over
                                        $300,000,000

Schwab Small-Cap Index Fund             Fifty-one-hundredths of one percent
                                        (0.50%) of the Fund's average daily
                                        net assets not in excess of
                                        $300,000,000 and forty-five
                                        one-hundredths of one percent
                                        (0.45%) of such assets over
                                        $300,000,000

Schwab MarketTrack Growth Portfolio     Fifty-four one-hundredths of one
(formerly known as Schwab Asset         percent (0.54%) of the Fund's
Director-High Growth Fund)              average daily net assets not in
                                        excess of $500 million, and forty
                                        nine-one hundredths of one percent
                                        (0.49%) of such net assets over $500
                                        million

Schwab MarketTrack Balanced Portfolio   Fifty-four one-hundredths of one
(formerly known as Schwab Asset         percent (0.54%) of the Fund's
Director-Balanced Growth Fund)          average daily net assets not in
                                        excess of $500 million, and forty
                                        nine-one-hundredths of one percent
                                        (0.49%) of such net assets over $500
                                        million

Schwab MarketTrack Conservative         Fifty-four one-hundredths of one
Portfolio (formerly known as Schwab     percent (0.54%) of the Fund's
Asset Director-Conservative Growth      average daily net assets not in
Fund)                                   excess of $500 million, and forty
                                        nine-one-hundredths of one percent
                                        (0.49%) of such net assets over $500
                                        million

Schwab S&P 500 Fund                     Thirty-six one-hundredths of one
                                        percent (0.36%) of the Fund's
                                        average daily net assets not in
                                        excess of $1 billion; thirty-three
                                        one hundredths of one percent
                                        (0.33%) of such net assets over $1
                                        billion, but not more than $2
                                        billion; and thirty-one one
                                        hundredths of one percent (0.31%) of
                                        such net assets over $2 billion

Fund                                    Fee
----                                    ---
Schwab Core Equity Fund (formerly       Fifty-four one-hundredths of one
known as Schwab Analytics Fund)         percent (0.54%) of the Fund's
                                        average daily net assets not in
                                        excess of $500 million, and forty
                                        nine-one-hundredths of one percent
                                        (0.49%) of such net assets over $500
                                        million

Schwab International MarketMasters      One percent and forty one-hundredths
Fund - Investor Shares (formerly        of one percent (1.40%) of the Fund's
known as Schwab MarketManager           average daily net assets
International Portfolio and Schwab
OneSource Portfolios-International)

Schwab International MarketMasters      One percent and forty one-hundredths
Fund - Select Shares (formerly known    of one percent (1.40%) of the Fund's
as Schwab MarketManager International   average daily net assets
Portfolio and Schwab OneSource
Portfolios-International)

Schwab U.S. MarketMasters Fund -        One percent (1.00%) of the Fund's
Investor Shares (formerly known as      average daily net assets
Schwab MarketManager Growth Portfolio
and Schwab OneSource
Portfolios-Growth Allocation)

Schwab U.S. MarketMasters Fund -        One percent (1.00%) of the Fund's
Select Shares (formerly known as        average daily net assets
Schwab MarketManager Growth Portfolio
and Schwab OneSource
Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund -    Eighty-five one-hundredths of one
Investor Shares (formerly known as      percent (0.85%) of the Fund's
Schwab MarketManager Balanced           average daily net assets
Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Balanced MarketMasters Fund -    Eighty-five one-hundredths of one
Select Shares (formerly known as        percent (0.85%) of the Fund's
Schwab MarketManager Balanced           average daily net assets
Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund -   One percent and thirty
Investor Shares (formerly known as      one-hundredths of one percent
Schwab MarketManager Small Cap          (1.30%) of the Fund's average daily
Portfolio and Schwab OneSource          net assets
Portfolios-Small Company)

Schwab Small-Cap MarketMasters Fund -   One percent and thirty
Select Shares (formerly known as        one-hundredths of one percent
Schwab MarketManager Small Cap          (1.30%) of the Fund's average daily
Portfolio and Schwab OneSource          net assets
Portfolios-Small Company)

Schwab Market Track All Equity          Fifty-four one-hundredths of one
Portfolio (formerly known as Schwab     percent (0.54%) of the Fund's
Asset Director-Aggressive Growth Fund)  average daily net assets not in excess of $500 million, and forty
                                        nine-one-hundredths of one percent
                                        (0.49%) of such net assets over $500
                                        million

Fund                                    Fee
----                                    ---
Institutional Select S&P 500 Fund       Twenty one hundredths of one percent
                                        (0.20%) of the Fund's average daily
                                        net assets not in excess of $1
                                        billion; and eighteen one hundredths
                                        of one percent (0.18%) of such net
                                        assets over $1 billion.

Institutional Select Large-Cap Value    Twenty one hundredths of one percent
Index Fund                              (0.20%) of the Fund's average daily
                                        net assets not in excess of $1
                                        billion; and eighteen one hundredths
                                        of one percent (0.18%) of such net
                                        assets over $1 billion

Institutional Select Small-Cap Value    Twenty-five one-hundredths of one
Index Fund                              percent (0.25%) of the Fund's
                                        average daily net assets not in
                                        excess of $1 billion; and
                                        twenty-three one hundredths of one
                                        percent (0.23%) of such net assets
                                        over $1 billion

Schwab Total Stock Market Index Fund    Thirty one hundredths of one percent
                                        (0.30%) of the Fund's average daily
                                        net assets not in excess of $500
                                        million; and twenty-two one
                                        hundredths of one percent (0.22%) of
                                        such net assets over $500 million

Communications Focus Fund               Fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's
                                        average daily net assets

Financial Services Focus Fund           Fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's
                                        average daily net assets

Health Care Focus Fund                  Fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's
                                        average daily net assets

Technology Focus Fund                   Fifty-four one-hundredths of one
                                        percent (0.54%) of the Fund's
                                        average daily net assets

Schwab Hedged Equity Fund               One percent and seventy-five
                                        one-hundredths of one percent
                                        (1.75%) of the Fund's average daily
                                        net assets

Schwab Small-Cap Equity Fund            One percent and five one-hundredths
                                        of one percent (1.05%) of the Fund's
                                        average daily net assets

Schwab Dividend Equity Fund(TM) -       Eighty-five one-hundredths of one
Investor Shares                         percent (0.85%) of the Fund's
                                        average daily assets

Schwab Dividend Equity Fund -           Eighty-five one-hundredths of one
Select Shares                           percent (0.85%) of the Fund's
                                        average daily assets

                                   SCHWAB CAPITAL TRUST

                                   By: /s/ Stephen B. Ward
                                       -----------------------------------------
                                           Stephen B. Ward,
                                           Senior Vice President
                                           and Chief Investment Officer

                                   CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                                   By: /s/ Randall W. Merk
                                        -----------------------
                                           Randall W. Merk,
                                           President and Chief Executive Officer

Dated as of June 1, 2004